Exhibit 10.2

AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

This Amendment No. 3 to Employment Agreement (this “Amendment”), by and between Independence Holding Company, a Delaware corporation (the “Company”), and Mr. Scott M. Wood, an individual resident in the State of Arizona (“Executive”), is made as of August 7, 2007.

Recitals

A.

Executive is employed by the Company as its Co-Chief Operating Officer and Senior Vice President, in accordance with the terms of that certain Employment Agreement, dated as of January 31, 2006, by and between the Company and Executive, as amended by agreements dated, respectively, as of June 15, 2006 and March 14, 2007 (collectively, and as so amended, the “Existing Agreement”).

B.

The parties hereto intend to amend the Existing Agreement on the terms and conditions set forth herein.

Terms and Conditions

In consideration of the mutual covenants contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Amendment.  Section 3(a) of the Existing Agreement is hereby amended by replacing the term “Three Hundred Twenty Five Thousand Dollars ($325,000)” with the term “Three Hundred Sixty-Four Thousand Dollars ($364,000)”.

2.

Retroactive Effect.  The Company shall give effect to this Amendment, retroactive to July 1, 2007.

3.

Other Provisions.  Except as set forth above, all other provisions of the Existing Agreement shall remain unchanged and in full force and effect.

4.

General Provisions.  Each of the provisions of Sections 8, 10, 11, 12, 13, 14, 15, 16, 17 and 18 of the Existing Agreement is hereby incorporated by reference into this Amendment and applies equally with respect to this Amendment.  Except for the Existing Agreement and documents referenced therein, this Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede any and all prior agreements, both oral and written, between Executive and the Company (or any of the Company’s affiliates) with respect to such subject matter.

 [Signature page follows.]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

Independence Holding Company,	Mr. Scott M. Wood,
a Delaware corporation	an individual resident in the State of Arizona

By: /s/ Roy T.K. Thung	/s/ Scott M. Wood
Title: Chief Executive Officer and President

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